Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Go Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Noam Gottesman, Co- Chief Executive Officer of the Company and M. Gregory O’Hara, Co- Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to best of our knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021	/s/ Noam Gottesman
	Name:	Noam Gottesman
	Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer)

/s/ M. Gregory O’Hara
	Name:	M. Gregory O’Hara
	Title:	Co-Chief Executive Officer
(Co- Principal Executive Officer)